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                                                                   EXHIBIT 10.32

     Attached hereto is an English translation of the original Spanish version of the Purchase Agreement between Monica de Prudencio and ASC Bolivia LDC, regarding the Tesorera and Jayula concessions, dated September 3, 1997. The Company employed translators to translate the above referenced agreement and based on this the undersigned believes that the attached is a fair and accurate English translation of the above referenced agreement.

                                            /s/ Keith Hulley
                                            -----------------------------
                                            Keith R. Hulley
                                            Director
                                            Apex Silver Mines Limited

                                            Date: October 9, 1997
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NOTARY PUBLIC, DR. KATHERINE RAMIREZ DE LOAYZA:

In the public deeds register under your charge, please insert one of purchase-sale of ten mining concessions for exploitation by the exercise of an option to purchase, according to the following clauses:

FIRST.- (Parties).-
Are parties to this contract:

1.1 Mrs. Monica Bonifaz de Prudencio, Bolivian, married, with ID No. 089567 LP, called from now on "the vendor"; and
1.2 the ASC BOLIVIA LDC (Bolivian Branch) mining company, also called from now on, without distinction, "the Buyer".

SECOND.- (Title and Tradition).-

2.1 The Vendor declares herself as the only concessionaire of the following mining concessions for exploitation, located in the San Cristobal County, Villa Martin Province (Nor Lipez) in the Department of Potosi:

DON JOSE.- One hundred and two (102) mining claims, with an executive writ
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issued in favor of Maria del Carmen Zamora Leon, registered in the Tupiza Notary of Mines through public deed No. 27/93, dated October 18, 1993; registered in the Tupiza Mining Registry, under Item 27/93, Page 64 of Book "C" 2, on October 19, 1993; and in the Real Estate Registry in Potosi, in the Book of Mining Properties in Nor Lipez, under Item 2-1, Page 2-1, Book 26-49, on January 5, 1994.

Through public deed No. 295, granted by the La Paz Notary of Mines on November 1st, 1994, registered in the Mining Registry of La Paz under Item 333, Book B, on November 25, 1994; registered in the Real State Registry in Potosi, in the Nor Lipez Mining Properties Book, under Item 87-7, Page 37-4v, Book 49-26, dated December 1st, 1994; and in the Tupiza Mining Registry, under Item 3/97, Page 95, Book B-2, on February 22, 1997, Maria del Carmen Zamora Leon sold the San Jose Mining concession to Monica Bonifaz de Prudencio.

LOS PERDIDOS.- Twenty (20) mining claims, with executive writ issued in favor of
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Monica Bonifaz de Prudencio, registered in the Tupiza Notary of Mines through public deed No. 36/19990, on December 21, 1990; registered in the Tupiza Mining Registry under Item 55-90, Page 153 of Book "C", on December 22, 1990; and in the Potosi Real Estate Registry, in the Nor
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Lipez Mining Properties, under Item 22-8, Page 10-4, Book 49-26, on February 20,
1991.

SAN JUAN DE DIOS SEGUNDA.- Eighteen (18) mining claims, with executive writ
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granted in favor of Monica Bonifaz de Prudencio, registered in the Tupiza Notary of Mines through public deed No. 33/1990, on December 18, 1990; registered in the Tupiza Mining Registry under Item 52-90, Page 150, Book "C", on December 19, 1990; and in the Potosi Real Estate Registry under Item 26-12, Page 12-6v, Book 49-26, on February 21, 1991.

CASUALIDAD.- Ten (10) mining claims, with executive writ granted in favor of
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Monica Bonifaz de Prudencio, registered in the Tupiza Notary of Mines through public deed No. 38/1990, on December 24, 1990; registered in the Tupiza Mining Registry under Item 57-90, Page 155 Book "C", on December 26, 1990; and in the Potosi Real Estate Registry, in the Nor Lipez Mining Properties Book, under Item 19-5, Page 9-3, Book 49-26, on February 20, 1991.

SUCESIVAS DON JOSE.- Twelve (12) mining claims, with executive writ granted in
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favor of Monica Bonifaz de Prudencio, registered in the Tupiza Notary of Mines, through public deed No. 31/19990, on December 17, 1990; registered in the Tupiza Mining Registry, under Item 50-90, Page 148, Book "C", on December 18, 1990; and in the Potosi Real Estate Registry, in the Nor Lipez Mining Properties Book, under Item 23-9, Page 10v.-4, Book 49-26, on February 21, 1991.

SAN JUAN DE DIOS.- Eight (8) mining claims, with executive writ granted in favor
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of Monica Bonifaz de Prudencio, registered in the Tupiza Notary of Mines, through public deed No. 32/19990, on December 18, 1990; registered in the Tupiza Mining Registry, under Item 51-90, Page 149, Book "C", on December 19, 1990; and in the Potosi Real Estate Registry, in the Nor Lipez Mining Properties Book, under Item 25-11, Page 11v.-6, Book 49-26, on February 21, 1991.

25 DE MAYO SEGUNDA.- Seventy one (71) mining claims, with executive writ granted
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in favor of Monica Bonifaz de Prudencio, registered in the Tupiza Notary of
Mines, through public deed No. 30/19990, on December 17, 1990; registered in the Tupiza Mining Registry, under Item 49-90, Page 147, Book "C", on December 18, 1990; and in the Potosi Real Estate Registry, in the Nor Lipez Mining Properties Book, under Item 24-10, Page 11-5v., Book 49-26, on February 21, 1991.

CALAMENA SEGUNDA.- Fifty two (52) mining claims, with executive writ granted in
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favor of

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Monica Bonifaz de Prudencio, registered in the Tupiza Notary of Mines, through public deed No. 37/19990, on December 21, 1990; registered in the Tupiza Mining Registry, under Item 56-90, Page 154, Book "C", on December 22, 1990; and in the Potosi Real Estate Registry, in the Nor Lipez Mining Properties Book, under Item 20-6, Page 9-3v., Book 49-26, on February 20, 1991.

HALCA.- One hundred and seventeen (117) mining claims, with executive writ
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granted in favor of Monica Bonifaz de Prudencio, registered in the Tupiza Notary of Mines, through public deed No. 35/19990, on December 9, 1990; registered in the Tupiza Mining Registry, under Item 54-90, Page 152, Book "C", on December
20, 1990; and in the Potosi Real Estate Registry, in the Nor Lipez Mining Properties Book, under Item 21-7, Page 9v.-3v., Book 49-26, on February 20,
1991.

SANTA BARBARA DE JAYULA.- Forty nine (49) mining claims, with executive writ
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granted in favor of Monica Bonifaz de Prudencio, registered in the Tupiza Notary of Mines, through public deed No. 34/19990, on December 19, 1990; registered in the Tupiza Mining Registry, under Item 53-90, Page 151, Book "C", on December
20, 1990; and in the Potosi Real Estate Registry, in the Nor Lipez Mining Properties Book, under Item 27-13, Page 12v.-7, Book 49-26, on February 21,
1991.

THIRD. (Background).

3.1 Through public deed No. 300 registered at the La Paz Notary of Mines on November 7, 1994, registered in the La Paz Mining Registry on November 11, 1994, under Item 312, Book B and the Tupiza Mining Registry on May 20, 1995, under
Item 14/95, Page 9-10, Book "B" 2, Mrs Monica Bonifaz de Prudencio in the presence of her husband Mr. Luis Prudencio Tardio, leased with an optio to buy the mining concessions detailed in the previous Second Clause in favor of Mineria Tecnica Consultores Asociados "MINTEC S.A.". The lease was agreed upon for four years starting as off the date of the writ, with a monthly rent to be paid in advance of Twelve Thousand American dollars (US$12,000.00); and the option to buy open for two years, starting on November 15, 1996 and expires on November 15, 1998; for the amount of Two Million American dollars (US$2,000,000.00). In case the option is taken, the payments made to cover the rent will be credited to the account of the agreed upon price. This contract is registered in the Potosi Real Estate Registry under Item 1, Page 1, of Book No. 27 of the Nor Lipez Provisional

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Notations, on February 28, 1997.

3.2 Through public deed No. 132/96, issued by the La Paz Notary of Mines, on June 13, 1996, registered in the La Paz Mining Registry on July 31, 1996, under
Item 169 of Book "B" and in the Tupiza Mining Registry on September 7, 1996, under Item 22/96, Pages 80-81, Book "B" 2, Mineria Tecnica Consultores Asociados "MINTEC S.A." transferred the lease contract and the option to buy subscribed with Mrs. Monica Bonifaz de Prudencio referred to the previous point 3.1, in favor of ASC BOLIVIA LDC. This contract is registered in the Potosi Real Estate Registry under Item 4, Page 4, of Book No. 27 of the Nor Lipez Provisional Notations, on February 28, 1997.

FOURTH.- (Purchase-Sale).- At present, since the Buyer has given notice to the Vendor, within the agreed time, of its will to exercise its option to purchase, the Vendor sells, with all its uses, customs, and servitudes, the ten mining concessions for exploitation detailed in the preceeding Clause Second, to the Buyer, ASC BOLIVIA LDC (Bolivian Branch), for the agreed price of Two Million American dollars (US$2,000,000.00). This purchase-sale agreement includes the extension in squares that the Vendor has requested for all the concessions detailed in the Second Clause of this contract, with the priority granted by that laid down by the Transitional Fifth Article of the Mining Code, and the Buyer will be in charge of formalizing on its own account and for itself such extension.

FIFTH.- (Price balance and payment terms).- According to that laid down in point
b) of the option contract's Fifth Clause referred to in number 3.1 of the previous Third Clause, the Vendors declares that she has received from the Buyer to date, as payment for the lease, Four Hundred and Twenty Thousand 00/100 American dollars (US$420,000.00), that have to be considered as part payment of the agreed price for the exercise of the option right. The Parties expressly agree that the remaining balance of One Million Five Hundred and Eighty Thousand 00/100 American dollars (US$1,580,000.00) will be paid as follows:

On September 30, 1997, the amount of Six Hundred Thousand 00/100 American dollars (US$600,000.00); and, starting as off October 15, 1997, eighty one (81) monthly payments, without interests, of Twelve Thousand 00/100 American dollars (US$12,000.00) each, until July 15, 2004, in which date the last payment of Eight Thousand 00/100 American dollars

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(US$8,000.00) will be made.

SIXTH.- (Invalidity of previous agreements).- Once the option has been exercised by the Buyer and the new payment terms of the balance to the Vendor has been agreed upon, the Parties agree to declare fulfilled and without any value nor legal force all the contracts subscribed before, referred to the mining concessions detailed in the preceeding Second Clause, specially those consigned in the Third Clause of this contract.

SEVENTH.- (Share consent).- I, Luis Prudencio Tardio, Bolivian, married, ID No. 2022219, as the Vendor's husband, attend to this granting in order to give my consent to the profit portion corresponding to me.

EIGHTH.- (Private document).- This writ will have the value of a private document until it is converted into a public deed.

NINETH.- (Acceptance and consent).- We, Monica Bonifaz de Prudencio, for one side, and Johnny Delgado Achaval representing ASC Bolivia LDC (Bolivian Branch), for the other, accept all the preceeding clauses.

You, the Notary will add all the safety and style clauses.

          La Paz, September 3, 1997.

           (Signed)                                  (Signed)
     Eduardo Quintanilla Y.                   Johnny Delgado Achaval
            LAWYER



           (Signed)                                  (Signed)
  Monica Bonifaz de Prudencio                  Luis Prudencio Tardio

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